UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
August 5, 2003
(Date of earliest event reported)

VESTA INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	63-1097283
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

3760 River Run Drive	35243
Birmingham, Alabama	(Zip Code)
(Address of principal executive offices)

(205) 970-7000
(Registrant's telephone number, including area code)

Item 7.   Financial Statements and Exhibits.
   (c)       Exhibits

                            Exhibit No.          Description
                               99.1                  Press Release dated August 5, 2003.

Item 9 and Item 12.   Results of Operations and Financial Condition

On August 5, 2003, the Registrant reported its earnings for the quarter ended June 30, 2003. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Company's press release dated August 5, 2003, which is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of August 5, 2003.

VESTA INSURANCE GROUP, INC.

By:   /s/   John W. McCullough
Its:          Vice President --
              Associate General Counsel and Secretay

EXHIBIT 99.1

FOR IMMEDIATE RELEASE                                                                        Contact:   Charles R. Lambert
                                                                                                                             Vice President – Investor Relations
                                                                                                                             (205) 970-7030
                                                                                                                             CLambert@vesta.com

VESTA REPORTS SECOND QUARTER RESULTS
Non-Standard Auto Reports 96.7% Combined Ratio;
Incurs $20.0 Million in Catastrophe Losses in Standard Operations

     BIRMINGHAM, Ala. - August 5, 2003 - Vesta Insurance Group, Inc. (NYSE: VTA) today reported a net operating loss from continuing operations of $5.4 million, or $(0.16) per share in the second quarter compared to a net operating loss from continuing operations of $.6 million, or $(0.02) per share for the corresponding period in 2002. The net loss from continuing operations was $4.0 million, or $(0.12) per share for the quarter ending June 30, 2003 compared to a net loss from continuing operations of $1.6 million, or $(0.05) per share in the second quarter of 2002. Net operating loss is a non-GAAP measure which excludes certain items, such as realized gains and losses and gains on debt extinguishments. (A reconciliation of net operating loss to net loss from continuing operations is included herein.) Net earned premium for the quarter was $123.5 million compared to $122.2 million in the second quarter of 2002.

      For the six months ended June 30, 2003, the net operating loss from continuing operations was $3.2 million, or $(0.09) per share compared to a loss of $.3 million, or $(0.01) per share in 2002. For the first six months, the Company reported net income from continuing operations of $.4 million, or $0.01 per share compared to income of $.016 million or $0.00 per share in 2002. (A reconciliation of the net operating loss to net loss from continuing operations is included herein.)

      "Our core businesses are producing vastly improved fundamental results as evidenced by our underwriting margins excluding catastrophes," said Norman W. Gayle, III, President and CEO. "The risk of catastrophes is inherent in the insurance business and our standard property-casualty segment incurred $20.0 million of catastrophe losses in the quarter, including $17.3 million from the severe Texas hailstorms in early April. The hailstorm had a 21-point impact on our standard property-casualty combined ratio in the second quarter."

      Vesta also announced that it has entered into a definitive agreement to sell its health insurance subsidiary, States General Life Insurance Company, for statutory surplus. The Company is continuing to explore other capital alternatives, including a possible divestiture of its life insurance business and portions of its property-casualty operations, but will not comment on the terms of any transaction until a definitive agreement is executed. Furthermore, Vesta is considering separating its non-standard and standard businesses, which could facilitate additional capital transactions.

      The Company's non-standard auto underwriting business generated a GAAP combined ratio of 96.7% in the second quarter and 96.0% for the first six months of 2003 compared to a 96.4% and a 97.1% combined ratios for the respective corresponding periods in 2002. The non-standard agency operations produced a 10.2% pre-tax margin in the quarter on commission and fee revenue of $33.9 million, before eliminations.

      "Our non-standard agency operations has consistently provided healthy profitability based on commission and fee income," said Gayle. "Our non-standard underwriting margins also continue to be attractive. When you consider these two segments together, we believe we have a non-standard auto business with exciting earnings power."

      The Company's life insurance operations posted net income from continuing operations of $1.2 million in the second quarter compared to $2.1 million in the corresponding period in 2002 as lower investment yield and reduced realized gains impacted results.

      Vesta's standard property-casualty segment, which includes the residential property and standard auto businesses, posted a net loss from continuing operations of $7.6 million in the second quarter of 2003. Below are the standard property-casualty segment GAAP operational ratios for the three and six months ended June 30, 2003 and 2002.

	3 Months Ended June 30,		6 Months Ended June 30,
	2003	2002	2003	2002
Residential property combined ratio	118.8%	106.8%	113.4%	103.0%
Standard auto combined ratio	97.6%	103.1%	96.6%	111.0%
Standard property-casualty combined ratio	114.1%	106.0%	109.6%	105.0%
Total catastrophe losses incurred (in millions)	$20.0	$6.2	$23.3	$7.9
Impact of catastrophes on standard
property-casualty combined ratio	24.1%	7.7%	14.3%	5.3%

      "Our standard auto results have produced four consecutive quarters of profitability and our frequency and severity trends point to continued profitability," said Gayle. "We are enthusiastic about the future of our residential property business and its long-term profitability, recognizing that it will experience short-term volatility in quarters with significant catastrophe losses. The Texas hailstorm was the largest single catastrophe in the Company's history and our claims operation handled approximately 7,300 claims related to this storm, of which only 250 claims remain open."

      Vesta also incurred $7.6 million in net losses relating to discontinued operations in the quarter. The net losses relate, in part, to an adjustment of our estimated expense recoveries in an arbitration with Cigna Property and Casualty Insurance Company (n/k/a ACE Property and Casualty Insurance Company.) The adjustment is based on an ongoing audit of the expenses charged to Vesta under an assumed reinsurance treaty, and is subject to further modification at the conclusion of the audit.

      E. Murray Meadows, CPA, has joined Vesta Insurance Group as Vice President and Controller. A graduate of Millsaps College in Jackson, Mississippi, Meadows was previously a senior manager with KPMG LLP in Nashville, Tenn.

      Vesta management will hold its quarterly conference call to discuss second quarter 2003 results on August 6, 2003 at 10 AM EST. The conference call will be simultaneously webcast live online through Vesta's corporate website, www.vesta.com and http://www.firstcallevents.com/service/ajwz384680311gf12.html.

About Vesta Insurance Group, Inc.

      Vesta, headquartered in Birmingham, Ala., is a holding company for a group of insurance and financial services companies that offer a wide range of consumer-based products.

     This news release contains statements concerning management's beliefs, plans or objectives for Vesta's future operations or financial performance, including potential transactions described herein, and continued segment growth and profitability. These statements, whether expressed or implied, are only predictions and should be considered "forward-looking statements" under applicable securities laws. You should be aware that Vesta's actual operations and financial performance may differ materially from those reflected in these forward-looking statements. The main factors that could affect the forward-looking statements contained herein we may be unable to reach definitive agreements or obtain the requisite regulatory approval for the potential transactions described herein, that frequency and severity of insured losses in our standard property-casualty segment and/or our non-standard underwriting segment are greater than expected or that unfavorable developments in various arbitrations with reinsurers causes us to adjust our estimates of reinsurance recoverables. Please refer to the documents Vesta files from time to time with the Securities and Exchange Commission, specifically Vesta's most recent Form 10-K and Exhibit 99.1 attached thereto, which contains and identifies additional important factors that could cause the actual results to differ materially from those contained in the projections or forward-looking statements.

# # #

                                                                           Vesta Insurance Group, Inc
                                                                     2nd Quarter 2003 Segment Comparison
                                                                           (amounts in thousands)

                                                 Life Insurance      Standard        Non-Standard     Non-Standard     Corp & Other    Eliminations     Consolidated
                                                                  Property-Casualty     Agency        Underwriting
                                                  2003    2002     2003     2002    2003     2002     2003    2002     2003    2002     2003   2002     2003    2002
                                                 --------------- ----------------- ----------------- --------------- ----------------  --------------  ----------------
Revenues:
    Net premiums written                         $2,317  $2,476  $81,509$103,536       --      --  $46,042 $43,384                                  $129,868 $149,396
    (Increase) decrease in unearned premiums         --     --   (2,161) (24,394)      --      --   (4,247) (2,818)                                   (6,408) (27,212)
                                                --------------- ----------------- ---------------- -------------------------------- --------------- ------------------

    Net premiums earned                           2,317  2,476   79,348   79,142       --      --   41,795  40,566                                   123,460  122,184
    Net investment income                         7,078  9,230       --       --       --      --       --      --  $ 2,793 $ 4,915      --   $(454)   9,871   13,691
    Policy fees                                     632  1,133    2,892    1,290                     5,549   3,082       --     --       --     --     9,073    5,505
    Agents fees and commissions                      --     --       --       --  $ 33,936 $26,172      --      --       --     --  $(17,082)(12,819)  16,854   13,353
    Other                                           719    320      164      225       --      --      773   1,628      203    216       --     --     1,859    2,389
                                                --------------- ----------------- ---------------- -------------------------------- --------------- ------------------

        Total revenues                           10,746 13,159   82,404   80,657   33,936  26,172   48,117  45,276    2,996  5,131  (17,082)(13,273) 161,117  157,122

Expenses:
    Policyholder benefits                         5,214  6,923       --       --       --      --       --      --       --     --       --     --     5,214    6,923
    Loss and LAE expenses incurred                   --     --   64,997   59,336       --      --   28,592  24,190       --     --       --     --    95,089   83,526
    Policy acquisition expenses                      81     17   17,785   16,405       --      --   12,091  12,153       --     --   (6,441)(4,806)   23,516   23,769
    Operating expenses                            2,407  2,646   11,264    9,735   30,142  22,671    5,091   5,757    5,054  6,096  (10,641)(8,013)   41,817   38,892
    Interest on debt                              1,436  1,588       --       --      332     454       --      --    1,385  2,307       --   (454)    3,153    3,895
    Other intangible amortization                    --     --       --       --       --      --       --      --       84     84       --     --        84       84
                                                --------------- ----------------- ---------------- -------------------------------- --------------- ------------------

        Total expenses                            9,138 11,174   94,046   85,476   30,474  23,125   45,774  42,100    6,523  8,487  (17,082)(13,273) 168,873  157,089

Income (loss) from continuing operations before
  income taxes, deferrable capital securities,
  and minority interest                           1,608  1,985  (11,642)  (4,819)   3,462   3,047    2,343   3,176   (3,527)(3,356)      --     --    (7,756)      33
Income tax expense (benefit)                        563    695   (4,075)  (1,686)   1,212   1,066      820   1,112   (1,234)(1,175)      --     --    (2,714)      12
Deferrable capital securities, net of tax            --     --       --       --       --      --       --      --      311    322       --     --       311      322
Minority interest in subsidiary, net of tax          --    115       --       --       93     182       --      --       --     --       --     --        93      297
                                                --------------- ----------------- ---------------- -------------------------------- --------------- ------------------

        Net operating earnings (loss) from
           continuing operations                 $1,045 $1,175  $(7,567) $(3,133)  $2,157  $1,799   $1,523  $2,064  $(2,604)$(2,503)     --     --  $ (5,446)  $ (598)
                                                =============== ================= ================ ================================ =============== ==================

        Realized gains (loss), net of tax           183    919        -        -        -       -        -       -    1,215  (1,892)      -      -     1,398     (973)
        Gain on debt extinguishments, net of tax      -      -        -        -        -       -        -       -        -      -        -      -         -        -
                                                --------------- ----------------- ---------------- -------------------------------- --------------- ------------------

        Net income (loss) from
            continuing operations                $1,228 $2,094  $(7,567) $(3,133)  $2,157  $1,799   $1,523  $2,064 $(1,389) $(4,395)    --     --   $(4,048)  $(1,571)
                                                =============== ================= ================ ================================ =============== ==================

                                                                          Vesta Insurance Group, Inc
                                                                     2003 Year-to-Date Segment Comparison
                                                                           (amounts in thousands)

                                                 Life Insurance      Standard        Non-Standard     Non-Standard     Corp & Other    Eliminations     Consolidated
                                                                  Property-Casualty     Agency        Underwriting
                                                  2003    2002     2003     2002    2003     2002     2003    2002     2003    2002     2003   2002     2003    2002
                                                 --------------- ----------------- ----------------- --------------- ----------------  --------------  ----------------
Revenues:
    Net premiums written                        $ 4,727 $ 5,533 $163,082$199,779      --      --  $ 93,005 $88,687                                  $260,814 $293,999
    (Increase) decrease in unearned premiums         --     --   (7,322) (54,271)      --      --  (12,539)(12,247)                                  (19,861) (66,518)
                                                --------------- ----------------- ---------------- ----------------                 --------------- ------------------

    Net premiums earned                           4,727  5,533  155,760  145,508       --      --   80,466  76,440                                   240,953  227,481
    Net investment income                        14,773 18,536       --       --       --      --       --      --  $ 6,713 $ 9,297     $ - $ (574)   21,486   27,259
    Policy fees                                   1,125  2,116    4,954    2,592                    10,632   4,215       --     --       --     --    16,711    8,923
    Agents fees and commissions                      --     --       --       --  $ 72,858$ 58,734      --      --       --     --  (35,127)(27,001)  37,731   31,733
    Other                                         1,361    657      406      225       --      --    1,685   3,236      350    406       --     --     3,802    4,524
                                                --------------- ----------------- ---------------- -------------------------------- --------------- ------------------

        Total revenues                           21,986 26,842  161,120  148,325   72,858  58,734   92,783  83,891    7,063  9,703  (35,127)(27,575) 320,683  299,920

Expenses:
    Policyholder benefits                        10,304 14,751       --       --       --      --       --      --       --     --       --     --    10,304   14,751
    Loss and LAE expenses incurred                   --     --  117,991  105,726       --      --   55,104  47,805       --     --       --     --   173,095  153,531
    Policy acquisition expenses                     450    160   36,413   31,469       --      --   23,324  21,471       --     --  (14,887)(10,014)  45,300   43,086
    Operating expenses                            4,859  5,104   22,269   18,621   64,111  52,381    8,998   9,053    8,958 11,314  (20,240)(16,987)  88,955   79,486
    Interest on debt                              2,889  3,164       --       --      332     574       --      --    3,090  4,682       --   (574)    6,311    7,846
    Other intangible amortization                    --     --       --       --       --      --       --      --      168    168       --     --       168      168
                                                --------------- ----------------- ---------------- -------------------------------- --------------- ------------------

        Total expenses                           18,502 23,179  176,673  155,816   64,443  52,955   87,426  78,329   12,216 16,164  (35,127)(27,575) 324,133  298,868

Income (loss) from continuing operations
  before income taxes, deferrable capital
  securities, and minority interest               3,484  3,663  (15,553)  (7,491)   8,415   5,779    5,357   5,562   (5,153)(6,461)      --     --    (3,450)   1,052
Income tax expense (benefit)                      1,219  1,282   (5,444)  (2,622)   2,945   2,022    1,875   1,947   (1,804)(2,262)      --     --    (1,209)     367
Deferrable capital securities, net of tax            --     --       --       --       --      --       --      --      622    451       --     --       622      451
Minority interest in subsidiary, net of tax          --    151       --       --      379     427       --      --       --     --       --     --       379      578
                                                --------------- ----------------- ---------------- -------------------------------- --------------- ------------------

        Net operating earnings (loss)
          from continuing operations            $2,265 $2,230  $(10,109)(4,869)    $5,091  $3,330   $3,482  $3,615  $(3,971) $(4,650)    --     --  $ (3,242)  $ (344)
                                                =============== ================= ================ ================================ =============== ==================

        Realized gains (loss), net of tax           178  1,262                                                        3,500 (1,799)                    3,678     (537)
        Gain on debt extinguishments, net of tax                                                                          -    897                         -      897
                                                --------------- ----------------- ---------------- -------------------------------- --------------- ------------------

        Net income (loss) from
          continuing operations                 $2,443  $3,492  $(10,109)$(4,869) $5,091  $3,330   $3,482  $3,615    $(471) $(5,552)    --     --     $ 436     $ 16
                                                =============== ================= ================ ================================ =============== ==================

Vesta Insurance Group, Inc
Second Quarter and Year-to-Date Results
(amounts in thousands, except share data)

	3 Months Ended June 30,		6 Months Ended June 30,
	2003	2002	2003	2002
Revenues:
Net premiums written	$129,868	$149,396	$260,814	$293,999
(Increase) decrease in unearned premiums	(6,408)	(27,212)	(19,861)	(66,518)

Net premiums earned	123,460	122,184	240,953	227,481
Net investment income	9,871	13,691	21,486	27,259
Policy fees	9,073	5,505	16,711	8,923
Agents fees and commissions	16,854	13,353	37,731	31,733
Other	1,859	2,389	3,802	4,524

Total revenues	161,117	157,122	320,683	299,920
Expenses:
Policyholder benefits	5,214	6,923	10,304	14,751
Loss and LAE expenses incurred	93,589	83,526	173,095	153,531
Policy acquisition expenses	23,516	23,769	45,300	43,086
Operating expenses	43,317	38,892	88,955	79,486
Interest on debt	3,153	3,895	6,311	7,846
Other intangible amortization	84	84	168	168

Total expenses	168,873	157,089	324,133	298,868
Income (loss) from continuing operations before income taxes,
deferrable capital securities, and minority interest	(7,756)	33	(3,450)	1,052
Income taxes	(2,714)	12	(1,209)	367
Deferrable capital securities, net of tax	311	322	622	451
Minority interest in subsidiary, net of tax	93	297	379	578

Net operating earnings (loss) from continuing operations	(5,446)	(598)	(3,242)	(344)
Realized gains (losses), net of tax and minority interest	1,398	(973)	3,678	(537)
Gain on debt extinguishments, net of tax	--	--	--	897

Net income (loss) from continuing operations	(4,048)	(1,571)	436	16
Gain (loss) from health insurance discontinued operations, net of tax	(612)	(479)	(1,210)	(476)
Gain (loss) from consulting discontinued operations, net of tax	(14)	71	(405)	218
Loss from discontinued property-casualty operations, net of tax	(6,927)	(9,504)	(6,746)	(9,492)

Net income (loss)	(11,601)	(11,483)	(7,925)	(9,734)
Gain on redemption of preferred securities, net of tax	--	--	--	210

Income (loss) available to common shareholders	$(11,601)	$(11,483)	$(7,925)	$(9,524)

Weighted average shares outstanding for the period	34,896	33,780	34,880	33,394
Net operating earnings (loss) from continuing operations
earnings per share	$(0.16)	$(0.02)	$(0.09)	$(0.01)
Realized gains (losses) per share	$0.04	$(0.03)	$0.10	$(0.02)
Net income (loss) from continuing operations per share	$(0.12)	$(0.05)	$0.01	$0.00
Income (loss) available to common shareholders per share	$(0.33)	$(0.34)	$(0.23)	$(0.29)

Vesta Insurance Group, Inc
Condensed Consolidated Balance Sheet
(amounts in thousands, except per share amounts)

	June 30, 2003	December 31, 2002
Assets:
Invested assets	$1,044,886	$1,010,590
Cash	55,939	140,593
Other assets	941,860	891,675

Total assets	$2,042,685	$2,042,858

Liabilities:
Future policy benefits	$672,593	$678,419
Losses and loss adjustment expenses	337,571	322,320
Unearned premiums	345,084	306,782
Debt	85,643	85,795
Other liabilities	348,676	391,236

Total liabilities	1,789,567	1,784,552
Deferrable capital securities	22,445	22,445
Stockholders' equity	230,673	235,861

Total liabilities and stockholders' equity	$2,042,685	$2,042,858

Equity per share*	$6.47	$6.61
Shares outstanding at period end	35,678	35,678

     * At June 30, 2003 and December 31, 2002, unrealized gains and losses on fixed income securities, after-tax totaled approximately $19.2 and $15.1 million, respectively, which represents $0.54 and $0.42, respectively of book value per share.

Vesta Insurance Group, Inc
Reconciliation of Net Operating Earnings to Net Income
(amounts in thousands, except share data)

	3 Months Ended June 30,		6 Months Ended June 30,
	2003	2002	2003	2002
Net operating earnings (loss)	$(5,446)	$(598)	$(3,242)	$(344)
Special items:
Realized gains (losses), net of tax and minority interest	1,398	(973)	3,678	(537)
Gain on debt extinguishments, net of tax	--	--	--	897

Net income (loss) from continuing operations	$(4,048)	$(1,571)	$436	$16
Gain (loss) from health insurance discontinued operations, net of tax	(612)	(479)	(1,210)	(476)
Gain (loss) from consulting discontinued operations, net of tax	(14)	71	(405)	218
Loss from discontinued property-casualty operations, net of tax	(6,927)	(9,504)	(6,746)	(9,492)

Net income (loss)	$(11,601)	$(11,483)	$(7,925)	$(9,734)

Gain on redemption of preferred securities, net of tax	--	--	--	210

Income (loss) available to common shareholders	$(11,601)	$(11,483)	$(7,925)	$(9,524)

Diluted earnings per share:
Net operating earnings (loss)	$(0.16)	$(0.02)	$(0.09)	$(0.01)
Special items:
Realized gains (losses), net of tax and minority interest	$0.04	$(0.03)	$0.10	$(0.02)
Gain on debt extinguishments, net of tax	$--	$--	$--	$0.03

Net income (loss) from continuing operations	$(0.12)	$(0.05)	$0.01	$0.00

Gain (loss) from health insurance discontinued operations, net of tax	$(0.02)	$(0.01)	$(0.04)	$(0.01)
Gain (loss) from consulting discontinued operations, net of tax	$(0.00)	$0.00	$(0.01)	$0.01
Loss from discontinued property-casualty operations, net of tax	$(0.19)	$(0.28)	$(0.19)	$(0.29)

Net income (loss)	$(0.33)	$(0.34)	$(0.23)	$(0.29)

Gain on redemption of preferred securities, net of tax	$--	$--	$--	$0.00

Income (loss) available to common shareholders	$(0.33)	$(0.34)	$(0.23)	$(0.29)

Shares used in computing per share amounts:
Weighted average shares outstanding for the period	34,896	33,780	34,880	33,394

     The above table reconciles the Company's GAAP results to net operating earnings/ (loss). Management believes that net operating earnings/(loss) provides investors with a useful indicator to gauge possible future performance because it eliminates the effects of items that could cause significant impact to the Company's financial results from one period to another.